-------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
-------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

-------------------------------------------------------------------------------
                                                                     New England
                                                      Government Securities Fund

                                                             [graphic omitted]

December 31, 1996

                                                                   February 1997
-------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer
------------------------
Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------
Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 12/31/86 compared to the Lehman Government Bond Index and Cost of Living over the same period. The data points in this chart are as follows:]

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                      DECEMBER 1985 THROUGH DECEMBER 1996
   COMPARED TO THE LEHMAN GOVERNMENT BOND INDEX(4) AND THE COST OF LIVING(5)

[] NET ASSET VALUE(1)
[] WITH MAXIMUM SALES CHARGE(2)
[] LEHMAN GOV'T. BOND INDEX(4)
[] COST OF LIVING(5)

DATE             NAV        POP       LEHMAN        COST OF LIVING
----         ----------  ---------  ----------    ------------------
12/31/86     $10,000      $ 9,550    $10,000          $10,000
12/31/87     $10,020      $ 9,569    $10,219          $10,443
12/31/88     $10,664      $10,184    $10,938          $10,905
12/31/89     $12,007      $11,467    $12,495          $11,412
12/31/90     $12,684      $12,113    $13,585          $12,109
12/31/91     $14,569      $13,913    $15,667          $12,479
12/31/92     $15,560      $14,859    $16,800          $12,841
12/31/93     $16,960      $16,197    $18,591          $13,194
12/31/94     $16,027      $15,306    $17,964          $13,548
12/31/95     $19,237      $18,372    $21,257          $13,902
12/31/96     $19,389      $18,517    $21,846          $14,363

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/96
-------------------------------------------------------------------------------

  CLASS A (INCEPTION 9/16/85)     1 YEAR    3 YEARS       5 YEARS    10 YEARS

 NET ASSET VALUE(1)                0.79%      4.56%        5.88%       6.85%
 WITH MAX. SALES CHARGE(2)        -3.73       2.98         4.92        6.35
 LIPPER GENERAL GOV'T. AVERAGE(6)  1.72       4.51         5.90        6.95

  CLASS B (INCEPTION 9/23/93)    1 YEAR    3 YEARS   SINCE INCEPTION

 NET ASSET VALUE(1)              -0.05%       3.78%        3.08%
 WITH CDSC(3)                    -4.05        2.90         2.57
 LEHMAN GOV'T. BOND INDEX(4)      2.77        5.53         4.98
 LIPPER GENERAL GOV'T. AVERAGE(6) 1.72        4.51         N/A

  CLASS Y (INCEPTION 3/31/94)    1 YEAR SINCE INCEPTION

 NET ASSET VALUE(1)               1.13%        6.56%
 LEHMAN GOV'T. BOND INDEX(4)      2.77         7.23

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.

  NOTES TO CHARTS AND PERFORMANCE UPDATE
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Lehman Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.


-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Q. How did New England Government Securities Fund perform during 1996?

[Photo of Eric Gutterson
Back Bay Advisors, L.P.]

    After a challenging start in 1996, New England Government Securities Fund finished the year more or less where it began. For the year ended December 31, 1996, the Fund generated a total return of 0.79% for Class A shares, based on net asset value. An increase in the Fund's income stream during the year helped to offset a decline in share price. The Fund's Class A 30-day net annualized SEC yield at the end of December was 5.06% - up from its 4.41% yield a year ago.

    Rising long-term interest rates and weak bond market returns early in 1996 stood in vivid contrast to the remarkable strength of bonds in 1995. Concerned that robust economic growth might cause inflationary pressures to escalate, bond investors pushed down fixed-income prices and drove up yields. By the second half of the year, steady (if slower) economic growth, continued low inflation and strong foreign demand for U.S. government bonds fostered better performance.

    During the period, your Fund trailed its benchmark, the unmanaged Lehman Brothers Government Bond Index, which posted a one-year total return of 2.77%. The lag was largely the result of strategic decisions related to the Fund's duration, which were not precisely synchronized with changes in market direction. Duration measures (in years) a bond's sensitivity to interest rates. Essentially, the longer a bond's duration, the more its price reacts to changes in interest rates - rising when interest rates fall and declining when interest rates rise. The Fund's average duration at the beginning of the period was longer than that of the index, causing larger relative price declines when interest rates rose. But as market conditions improved, the Fund's longer duration helped to offset losses sustained during the first six months of 1996.



Q. How did you manage the Fund in the face of these challenging investment conditions?

    We adjusted the Fund's strategy midway through the year, reflecting two distinct periods that characterized bond markets in 1996: rising interest rates during the first half, and steadier interest rates later in the year.

    As always, the Fund's credit quality remained high, as U.S. government securities are among the most creditworthy securities available. As interest rates rose early in 1996, we worked to position the Fund even more conservatively by shortening the portfolio's average duration from six years to four. We strategically purchased bonds with shorter maturities to balance our holdings of longer-maturity bonds. We also increased investments in mortgage-backed securities, which tend to perform better than Treasury securities during periods of rising interest rates, when mortgage holders are less likely to refinance and prepay their mortgages.

    As bond market conditions improved later in the year, we extended the Fund's duration back to the five- to six-year range by refocusing on bonds with longer maturities. We also sold mortgage bonds selling at a premium to face value while maintaining investments in those selling at a discount. Because the underlying mortgage rates on discount bonds tend to be lower, they typically hold up better than premium bonds when interest rates decline. To mitigate prepayment risk, we replaced some of the portfolio's higher-coupon mortgage-backed securities - bonds paying higher stated rates of interest - with lower-coupon bonds. Despite their lower relative coupons, these bonds still produced income above most other high-quality fixed-income investments. In addition, lower-coupon bonds enjoyed better price performance - precisely because they were less susceptible to prepayment. These adjustments helped your Fund perform better than the Lehman Brothers Government Bond Index during the year's second half.

Q.  What is your investment outlook for the months ahead?


    Demand is low for U.S. fixed income securities among domestic investors; however, foreign interest remains strong. While this divergence means current supply/demand relationships, on balance, could remain unchanged, it may translate into continued short-term volatility for bonds as interest rates move within a relatively narrow range. In this environment, we currently expect to keep the Fund's average duration in line with that of the Lehman Index, its benchmark.

    Meanwhile, we believe the ingredients that foster better bond market performance - slow economic growth, low inflation and gradually falling interest rates over time could lie ahead. As we monitor market conditions, we'll continue to seek a mix of government securities that can afford shareholders attractive opportunities for price appreciation, a competitive stream of income and ample protection from prepayments.

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------


                                                            TREASURY YIELD CURVE
-------------------------------------------------------------------------------

The "yield curve" illustrates the yields available on U.S. Treasury securities of varying maturities, ranging from three-month Treasury bills to 30-year Treasury bonds. Under normal conditions, a security with a longer maturity will offer a higher yield than a shorter term security, to compensate the bond holder for tying up money for longer periods of time. The chart below illustrates the yield curve at the beginning and at the end of 1996. As you can see, long-term rates rose, with the 30-year bond's yield rising to 6.64% from 5.95%.


-------------------------------------------------------------------------------
                    THE YIELD CURVE: JANUARY - DECEMBER 1996
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the drop in the yield curve of 3-month Treasury bills to 30-year Treasury bonds. The data from the graph is as follows:]

                        1/01/96   12/31/96   CHANGE
                        -------   --------   ------
3 MONTH                  5.071     5.186     0.1151
6 MONTH                  5.147     5.297     0.1504
 1 YEAR                  5.131     5.488     0.3566
 2 YEAR                  5.150     5.868     0.7177
 3 YEAR                  5.207     6.010     0.8028
 5 YEAR                  5.374     6.206     0.8323
10 YEAR                  5.570     6.418     0.8475
30 YEAR                  5.949     6.641     0.6916

Source: Bloomberg

What caused this rise? Over the year it became apparent that the economy was growing at a faster pace than expected, though inflation remained under control. (Inflation is the bond market's primary foe because it eats away at the value of fixed-income investments). Wary of escalating inflation (which failed to materialize), the markets drove up long term rates. Bond prices, which move in the opposite direction from interest rates, declined after posting impressive gains in 1995.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1996


BONDS AND NOTES--99.1% OF TOTAL NET ASSETS

  FACE
 AMOUNT         DESCRIPTION                                                   VALUE (A)
---------------------------------------------------------------------------------------------
                GOVERNMENT AGENCIES--35.0% (C)
$   29,667,996  Government National Mortgage Association,  7.000%, with
                  various maturities to 2026  ..........................     $   29,035,390
    15,149,999  Government National Mortgage Association,  7.500%, with
                  various maturities to 2026  ..........................         15,154,695
       446,229  Government National Mortgage Association,  8.500%,
                  2/15/06 ..............................................            467,590
       831,613  Government National Mortgage Association,  9.000%, with
                  various maturities to 2016  ..........................            888,305
       240,789  Government National Mortgage Association,  9.500%, with
                  various maturities to 2009  ..........................            261,555
       429,989  Government National Mortgage Association,  10.000%, with
                  various maturities to 2016  ..........................            466,631
        53,608  Government National Mortgage Association,  12.500%, with
                  various maturities to 2014  ..........................             63,124
                                                                              -------------
                                                                                 46,337,290
                                                                              -------------
                U.S. GOVERNMENT--64.1%
    20,000,000  United States Treasury Bonds  7.125%, 2/15/23  .........         20,881,200
    15,000,000  United States Treasury Bonds  10.750%, 2/15/03  ........         18,365,550
    11,500,000  United States Treasury Bonds  10.750%, 8/15/05  ........         14,754,155
    19,000,000  United States Treasury Notes  9.125%, 5/15/99  .........         20,303,210
    10,000,000  United States Treasury Notes  9.250%, 8/15/98  .........         10,520,300
                                                                              -------------
                                                                                 84,824,415
                                                                              -------------
                Total Bonds and Notes (Identified Cost $131,530,805)  ..        131,161,705
                                                                              -------------
                Total Investments--99.1% (Identified Cost $131,530,805)(b)      131,161,705
                Other assets less liabilities  .........................          1,214,902
                                                                              -------------
                Total Net Assets--100% .................................      $ 132,376,607
                                                                              =============

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized depreciation on investments based on cost of $131,990,801 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost. .........................      $     403,968
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value. .........................         (1,233,064)
                                                                              -------------
    Net unrealized depreciation. .......................................      $    (829,096)
                                                                              =============
    At December 31, 1996 the Fund had a capital loss carryover of approximately $10,899,000 of which $3,597,000 expires on December 31, 2004 and $7,302,000 expires on December 31, 2002.
    This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) The Fund's investment in mortgage backed securities of the Government National Mortgage
    Association which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value ....................................                       $131,161,705
  Cash ....................................................                             64,711
  Receivable for:
    Fund shares sold ......................................                             65,318
    Accrued interest ......................................                          2,471,955
  Prepaid registration expense ............................                              7,000
                                                                                  ------------
                                                                                   133,770,689
LIABILITIES
  Payable for:
    Fund shares redeemed ..................................       $1,073,458
    Dividends declared ....................................          125,737
  Accrued expenses:
    Management fees .......................................           74,523
    Deferred trustees' fees ...............................           46,313
    Accounting and administrative .........................            2,570
    Other expenses ........................................           71,481
                                                                  ----------
                                                                                     1,394,082
                                                                                  ------------
NET ASSETS ................................................                       $132,376,607
                                                                                  ============
Net Assets consist of:
  Capital paid in .........................................                       $144,145,724
    Undistributed net investment income ...................                            (40,531)
    Accumulated net realized losses .......................                        (11,359,486)
    Unrealized depreciation on investments  ...............                           (369,100)
                                                                                  ------------
NET ASSETS ................................................                       $132,376,607
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($120,606,962 divided by 10,880,855 shares of beneficial
  interest) ...............................................                             $11.08
                                                                                        ======
Offering price per share (100/95.50 of $11.08) ............                             $11.60*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($5,385,185 divided by 485,817 shares of beneficial
  interest) ...............................................                             $11.08**
                                                                                        ======
Net asset value and offering price of Class Y shares
  ($6,384,460 divided by 576,911 shares of beneficial
  interest) ...............................................                             $11.07
                                                                                        =====
Identified cost of investments ............................                       $131,530,805
                                                                                  ============
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Interest .................................................                        $11,150,319
  Expenses
    Management fees ........................................      $   933,063
    Service fees - Class A .................................          327,097
    Service and distribution fees - Class B ................           53,314
    Trustees' fees and expenses ............................           22,355
    Accounting and administrative ..........................           34,007
    Custodian ..............................................           94,425
    Transfer agent .........................................          311,319
    Audit and tax services .................................           43,600
    Legal ..................................................           24,357
    Printing ...............................................           41,236
    Registration ...........................................           22,597
    Miscellaneous ..........................................            5,645
                                                                  -----------
  Total expenses ...........................................                          1,913,015
                                                                                    -----------
  Net investment income ....................................                          9,237,304

REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  OPTIONS AND FUTURES CONTRACTS
  Realized loss on:
    Investments - net ......................................       (3,745,280)
    Options - net ..........................................         (218,902)
    Futures contracts - net ................................         (192,855)
                                                                  -----------
    Net realized loss on investments, options and futures
      contracts ............................................       (4,157,037)
                                                                  -----------
  Unrealized depreciation on:
    Investments - net ......................................       (4,432,622)
                                                                  -----------
    Net unrealized depreciation on investments .............       (4,432,622)
                                                                  -----------
  Net loss on investment transactions ......................                         (8,589,659)
                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                        $   647,645
                                                                                    ===========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                 YEAR ENDED             YEAR ENDED
                                                                DECEMBER 31,           DECEMBER 31,
                                                                    1995                   1996
                                                              ----------------       ----------------
FROM OPERATIONS
  Net investment income ....................................    $   10,367,613          $   9,237,304
  Net realized gain (loss) on investment transactions ......        11,531,660             (4,157,037)
  Unrealized appreciation (depreciation) on investments ....         6,486,892             (4,432,622)
                                                                --------------          -------------
  Increase in net assets from operations ...................        28,386,165                647,645
                                                                --------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................        (9,617,397)            (8,484,171)
    Class B ................................................          (214,648)              (305,730)
    Class Y ................................................          (347,523)              (497,152)
                                                                --------------          -------------
                                                                   (10,179,568)            (9,287,053)
                                                                --------------          -------------
  Decrease in net assets derived from capital share
    transactions ...........................................       (13,330,766)           (18,708,581)
                                                                --------------          -------------
  Total increase (decrease) in net assets ..................         4,875,831            (27,347,989)
NET ASSETS
  Beginning of the year ....................................       154,848,765            159,724,596
                                                                --------------          -------------
  End of the year ..........................................    $  159,724,596          $ 132,376,607
                                                                ==============          =============
UNDISTRIBUTED/(OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year ....................................    $       35,432          $     110,228
                                                                ==============          =============
  End of the year ..........................................    $      110,228          $     (40,531)
                                                                ==============          =============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                              1992           1993           1994           1995           1996

Net Asset Value, Beginning of Period ..        $11.92         $11.73         $11.75         $10.43         $11.73
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.70           0.72           0.69           0.74           0.71
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          0.07           0.32          (1.32)          1.29          (0.64)
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          0.77           1.04          (0.63)          2.03           0.07
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.68)         (0.72)         (0.69)         (0.73)         (0.72)
Distributions From Net Realized Capital
  Gains ...............................         (0.28)         (0.30)          0.00           0.00           0.00
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.96)         (1.02)         (0.69)         (0.73)         (0.72)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Period ........        $11.73         $11.75         $10.43         $11.73         $11.08
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ..................           6.8            9.0           (5.5)          20.0            0.8
Ratio of Operating Expenses to
  Average Net Assets (%) ..............          1.23           1.22           1.29           1.35           1.32
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          5.92           5.70           6.66           6.69           6.45
Portfolio Turnover Rate (%) ...........           730            276            809            559            462
Net Assets, End of Period (000) .......      $178,030       $182,436       $147,986       $147,503       $120,607

(a) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                         CLASS B
                                               -----------------------------------------------------------
                                                  SEPTEMBER 23(A)
                                                      THROUGH                YEAR ENDED DECEMBER 31,
                                                   DECEMBER 31,       ------------------------------------
                                                       1993              1994         1995         1996
                                                  --------------         ----         ----         ----
Net Asset Value, Beginning of Period ........            $12.26           $11.75       $10.43       $11.74
                                                         ------           ------       ------       ------
Income From Investment Operations
Net Investment Income .......................              0.16             0.60         0.65         0.63
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................             (0.30)           (1.32)        1.30        (0.65)
                                                         ------           ------       ------       ------
Total From Investment Operations ............             (0.14)           (0.72)        1.95        (0.02)
                                                         ------           ------       ------       ------
Less Distributions
Dividends From Net Investment Income ........             (0.16)           (0.60)       (0.64)       (0.64)
Distributions From Net Realized Capital Gains             (0.21)            0.00         0.00         0.00
                                                         ------           ------       ------       ------
Total Distributions .........................             (0.37)           (0.60)       (0.64)       (0.64)
                                                         ------           ------       ------       ------
Net Asset Value, End of Period ..............            $11.75           $10.43       $11.74       $11.08
                                                         ======           ======       ======       ======
Total Return (%) (c) ........................              (1.2)            (6.2)        19.2         (0.1)
Ratio of Operating Expenses to Average Net
  Assets (%) ................................              1.97 (b)         2.04         2.10         2.07
Ratio of Net Investment Income to Average Net
  Assets (%)                                               5.03 (b)         5.91         5.94         5.70
Portfolio Turnover Rate (%) .................               276              809          559          462
Net Assets, End of Period (000) .............            $1,255           $2,760       $4,858       $5,385

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
                                                   CLASS Y
                                ----------------------------------------------
                                   MARCH 31(A)        YEAR           YEAR
                                     THROUGH          ENDED         ENDED
                                  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                      1994            1995           1996
                                  ------------    ------------   ------------
Net Asset Value, Beginning of
  Period .....................        $11.20          $10.44        $11.71
                                      ------          ------        ------
Income From Investment
  Operations
Net Investment Income ........          0.54            0.80          0.74
Net Realized and Unrealized
  Gain (Loss) on Investments .         (0.77)           1.26         (0.63)
                                      ------          ------        ------
Total From Investment
  Operations .................         (0.23)           2.06          0.11
                                      ------          ------        ------
Less Distributions
Dividends From Net Investment
  Income .....................         (0.53)          (0.79)        (0.75)
                                      ------          ------        ------
Total Distributions ..........         (0.53)          (0.79)        (0.75)
                                      ------          ------        ------
Net Asset Value, End of Period        $10.44          $11.71        $11.07
                                      ======          ======        ======
Total Return (%) (c) .........          (2.0)           20.3           1.1
Ratio of Operating Expenses to
  Average Net Assets (%) .....          0.93(b)         1.10          1.07
Ratio of Net Investment Income
  to Average Net Assets (%) .           7.25(b)         6.94          6.70
Portfolio Turnover Rate (%) ..           809             559           462
Net Assets, End of Period
  (000) ......................        $4,104          $7,364        $6,384

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. The Fund commenced its public offering of Class B shares on September 23, 1993, and of Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the Fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by the Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases above the strike price. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker involved in the transaction an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with changes in the value of the underlying securities.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1996 were as follows:

         PURCHASES                         SALES
      U.S. GOVERNMENT                 U.S. GOVERMNMENT
     -----------------               ------------------
       $651,472,025                     $668,096,190

Investments in written options and futures contracts for the Fund for the year ended December 31, 1996 are summarized as follows:

                                                          WRITTEN OPTIONS
                                                      ------------------------
                                                      NUMBER OF    PREMIUMS
                                                      CONTRACTS    RECEIVED
Contracts opened ...................................    4,660    $  1,811,213
Contracts closed ...................................   (4,660)     (1,811,213)
                                                        -----    ------------
Open at December 31, 1996 ..........................        0    $          0
                                                        =====    ============

                                                     SALES OF FUTURES CONTRACTS
                                                     --------------------------
                                                                   AGGREGATE
                                                      NUMBER OF   FACE VALUE
                                                      CONTRACTS  OF CONTRACTS
                                                      ---------  ------------
Contracts opened ...................................    2,205    $244,120,543
Contracts closed ...................................   (2,205)   (244,120,543)
                                                        -----    ------------
Open at December 31, 1996 ..........................        0    $          0
                                                        =====    ============

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment

Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED
-----------
$466,532                             New England Funds Management, L.P.
$466,531                             Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $34,007 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $228,064 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $327,097 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $13,329 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1996, the Fund paid New England Funds $39,985 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $186,262.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,207
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Annual Retainer                    $75

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                       --------------------------------    ---------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
----                                  --------------   ----------------   --------------   ----------------
Shares sold ........................       1,068,035        $11,814,179          667,001        $ 7,438,079
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................         750,226          8,348,543          669,183          7,433,978
                                          ----------       ------------       ----------       ------------
                                           1,818,261         20,162,722        1,336,184         14,872,057
Shares repurchased .................      (3,428,266)       (37,859,136)      (3,030,347)       (33,864,530)
                                          ----------       ------------       ----------       ------------
Net decrease .......................      (1,610,005)      ($17,696,414)      (1,694,163)      ($18,992,473)
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                       --------------------------------    ---------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
----                                  --------------   ----------------   --------------   ----------------
Shares sold ........................         177,242         $1,973,019          160,882         $1,801,812
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................          14,498            162,005           20,633            229,288
                                          ----------       ------------       ----------       ------------
                                             191,740          2,135,024          181,515          2,031,100
Shares repurchased .................         (42,705)          (477,235)        (109,378)        (1,213,282)
                                          ----------       ------------       ----------       ------------
Net increase .......................         149,035         $1,657,789           72,137        $   817,818
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                       --------------------------------    ---------------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
----                                  --------------   ----------------   --------------   ----------------
Shares sold ........................         319,873        $ 3,655,072          128,428        $ 1,446,253
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................          30,819            344,793           45,009            498,786
                                          ----------       ------------       ----------       ------------
                                             350,692          3,999,865          173,437          1,945,039
Shares repurchased .................        (114,950)        (1,292,006)        (225,328)        (2,478,965)
                                          ----------       ------------       ----------       ------------
Net increase (decrease) ............         235,742        $ 2,707,859          (51,891)      ($   533,926)
                                          ----------       ------------       ----------       ------------
Decrease derived from capital shares
  transactions .....................      (1,225,228)      ($13,330,766)      (1,673,917)      ($18,708,581)
                                          ==========       ============       ==========       ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND GOVERNMENT SECURITIES FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Government Securities Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

           Visit our World Wide Web site at http://www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
                          Investors are advised to read
                   the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  GV56-1296

 [recycle symbol] Printed On Recycled Paper